UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

Ubiquiti Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35300	32-0097377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2850 Orchard Pkwy

San Jose, CA 95131

(Address of principal executive offices, including zip code)

(408) 942-3085

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 30, 2014, Ubiquiti Networks, Inc. issued a press release announcing that the Board of Directors has approved the initiation of a new dividend policy. Pursuant to this dividend policy, the Company intends to pay an annual cash dividend to its shareholders of record on a record date and in an amount to be determined annually by the Board of Directors subject to the Company’s financial position and other relevant factors.

The Company also announced that the first annual dividend of $0.17 per share will be paid on October 28, 2014, to the holders of record on October 17, 2014. The press release is furnished as Exhibit 99.1.

The information in this Form 8-K shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press release dated September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2014	Ubiquiti Networks, Inc.

	By:	/s/ Craig L. Foster
	Name:	Craig L. Foster
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press release dated September 30, 2014

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